Exhibit 10.5

CONFIDENTIAL

June 21, 2024

EOS Energy Enterprises, Inc.

3920 Park Ave,

Edison, NJ 08820

Attention: [xxx]

Phone: [xxx]

Email: [xxx]

Form of Insurer Letter Agreement

Ladies and Gentlemen:

Reference is made to the Senior Secured Term Loan Credit Agreement, dated as of July 29, 2022 (as amended, restated, supplemented or otherwise modified on or prior to the date hereof, the “Credit Agreement”), among Eos Energy Enterprises, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and ACP Post Oak Credit I LLC (together with its affiliates and managed funds, “ACP”), as the Administrative Agent for the Lenders and as the Collateral Agent for the Secured Parties. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Credit Agreement.

The parties specified under the heading “Specified Insurer” on Annex A hereto (the “Specified Insurers”) have issued the Insurance Policy to certain Lenders listed on Annex A, each holding a percentage of the aggregate principal amount of the Loans as indicated next to its name (such portion of the aggregate principal amount of the Loans, the “Applicable Percentage”). The Specified Insurers understand that the Borrower intends to (i) payoff all outstanding Loans (including any other Obligations) pursuant to that certain Payoff Letter, dated as of the date hereof (the “Payoff Letter”), by and among the Borrower, ACP and the Lenders party thereto and (ii) enter into that certain Credit and Guaranty Agreement, dated as of the date hereof (the “New Credit Agreement”), by and among the Borrower, the guarantors party thereto, the various lenders party thereto and CCM Denali Debt Holdings, LP, as administrative agent and collateral agent (in such capacity, “Agent”). The Specified Insurers, in exchange for their commitment to make certain payments to the Insured Lender (as defined in the Payoff Letter) (i) shall be released from all obligations under the Insurance Policy and (ii) shall receive deferred payments as described below, such payment payable by the Borrower to the Specified Insurers. Accordingly, the parties hereto hereby agree as follows:

1. First Deferred Payment on Account of Specified Loan. On December 31, 2024, subject to there being no occurrence and continuance of an Event of Default (as defined in the New Credit Agreement) as of such date, the Borrower shall pay the Specified Insurers an amount equal to $3,000,000 (the “First Deferred Payment”) in immediately available funds via wire transfer to the account or accounts identified by the Specified Insurers based on the proportions set out on Annex A; provided that, other than with respect to any Event of Default that occurs and continues pursuant to Sections 8.1(a), 8.1(c) (solely with respect to breach of Section 6.8 of the New Credit Agreement), 8.1(f) and/or 8.1(g) of the New Credit Agreement, if, on or prior to such date, (x) the Borrower has taken steps to cure such Event of Default or (y) Agent or the lenders under the New Credit Agreement have taken steps or otherwise expressed their willingness to waive such Event of Default, the Borrower shall make the First Deferred Payment on the date all such Event of Default has been cured or waived.

2. Second Deferred Payment on Account of Specified Loan. On June 30, 2025, subject to there being no occurrence and continuance of an Event of Default (as defined in the New Credit Agreement) as of such date, the Borrower agrees to pay the Specified Insurers an amount equal to $4,000,000 (the “Second Deferred Payment”, and collectively with the First Deferred Payment, the “Deferred Payments”) in immediately available funds via wire transfer to the account or accounts identified by the Specified Insurers based on the proportions set out on Annex A; provided that, other than with respect to any Event of Default that occurs and continues pursuant to Sections 8.1(a), 8.1(c) (solely with respect to breach of Section 6.8 of the New Credit Agreement), 8.1(f) and/or 8.1(g) of the New Credit Agreement, if, on or prior to such date, (x) the Borrower has taken steps to cure such Event of Default or (y) Agent or the lenders under the New Credit Agreement have taken steps or otherwise expressed their willingness to waive such Event of Default, the Borrower shall make the First Deferred Payment on the date all such Event of Default has been cured or waived.

3. Acceleration of Deferred Payments. Notwithstanding Sections 1 and 2 above, if the obligations under the New Credit Agreement are refinanced by a third-party lender or repaid in full and the New Credit Agreement is terminated, the Borrower agrees to pay any and all outstanding Deferred Payments in immediately available funds via wire transfer to the account or accounts identified by the Specified Insurers based on the proportions set out on Annex A on the date of such refinancing or repayment, as applicable.

4. Permitted Payments under New Credit Agreement. The Borrower represents and warrants that the payments contemplated in this letter are permitted by and under the New Credit Agreement as at the date of this letter and either (x) such payments do not constitute “Indebtedness” or “Restricted Payments” thereof (each as defined in the New Credit Agreement) or (y) such payments constitute “Indebtedness” (as defined in the New Credit Agreement) permitted to be incurred under Section 6.1(f) of the New Credit Agreement and are included on Schedule 6.1 of the New Credit Agreement and “Restricted Payments” (as defined in the New Credit Agreement) thereof are permitted to be made under Section 6.5 and Section 6.20 of the New Credit Agreement. The Borrower covenants and agrees that it shall not, without the prior written consent of the Specified Insurers, amend or modify or agree to any amendment or modification of the New Credit Agreement which would result in any payments hereunder no longer being permitted by and under the New Credit Agreement.

5. Payoff Letter. By execution of this letter agreement all parties hereto agree and acknowledge that all requirements contained in clauses (C) and (D) of the definition of “Termination Date” in the Payoff Letter shall be deemed satisfied.

6. Survival. This letter agreement survives any termination of the Credit Agreement and the New Credit Agreement.

7. Amendment; Waiver. This letter agreement may be amended, and the observance of any provision of this letter agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively), only by an instrument in writing signed by each of the parties hereto.

8. Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this letter agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).

9. CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS LETTER SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY HERETO, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, HEREBY EXPRESSLY AND IRREVOCABLY (i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN THE SIGNATURE PAGES HERETO OR ON ANNEX B HERETO, AND SUCH SERVICE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

10. WAIVER OF JURY TRIAL. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS LETTER AGREEMENT AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

11. Third-Party Beneficiaries. The Specified Insurers hereby acknowledge and agree that the Agent, the Insured Lender (as defined in the Payoff Letter) and the Lenders (as defined in the New Credit Agreement) are third party beneficiaries of this letter agreement.

12. Entire Agreement. This letter agreement embodies the entire agreement between the parties hereto with respect to the specific matters set forth herein and supersedes all prior agreements and understandings relating to the subject matter hereof.

13. Confidentiality. Each party hereto agrees that it will keep confidential and will not disclose the existence or the content of this letter agreement; provided that the parties hereto may disclose this letter agreement (i) to their respective attorneys, accountants, consultants, and other professionals to the extent necessary to perform their services, provided that such party informs such person that such information is confidential and directs such person to maintain the confidentiality of such information, (ii) to any affiliate, partner, member, stockholder, lender, or wholly owned subsidiary of any party or their respective affiliates in the ordinary course of business, provided that such party informs such person that such information is confidential and directs such person to maintain the confidentiality of such information, (iii) to the extent necessary to enforce such party’s rights under this letter agreement, or (iv) as may otherwise be required by applicable law, regulation or legal process; provided that in the case of this clause (iv) if practicable, such party promptly notifies the other party of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

14. Counterparts; Electronic Signatures. This letter agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “execute,” “signed,” “signature,” and words of like import in this letter agreement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms such as DocuSign, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Page Follows]

If you are in agreement with the foregoing, please indicate acceptance of the terms hereof by signing the enclosed counterpart of this letter agreement and returning it to us.

Very truly yours,

INSURERS

By:
Name:
Title:

Agreed to and accepted as of the date first above written:

EOS Energy Enterprises, Inc.,

By:
Name:
Title:

[Signature Page to Insurer Letter Agreement]

Annex A